UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2006
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On June 6, 2006, Stewart Enterprises, Inc. (the “Company”) entered into a retirement agreement with Kenneth C. Budde, President and Chief Executive Officer, which provides that he will retire from all positions with the Company on June 30, 2006. Consistent with his employment agreement, Mr. Budde’s retirement agreement provides that, following his retirement, the Company will pay Mr. Budde a total of $550,000 in equal bi-weekly installments over a two-year period. In addition, any of Mr. Budde’s stock options not vested on or before June 30, 2006 will be forfeited, and all shares of restricted stock previously awarded to Mr. Budde that would not have been vested on or before June 30, 2006 will automatically and fully vest on June 30, 2006. The agreement also provides Mr. Budde with continued health insurance through October 31, 2007. A copy of the retirement agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement
     Effective June 30, 2006, the Change of Control Agreement between the Company and Mr. Budde will terminate.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (b) On June 7, 2006, the Company reported that Kenneth C. Budde, its President and Chief Executive Officer, has decided to retire and resign from the Company’s Board of Directors effective June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     (c) On June 7, 2006, the Company reported that, effective on Mr. Budde’s retirement, Thomas M. Kitchen, 58, Executive Vice President and Chief Financial Officer, will serve as acting Chief Executive Officer and as Chief Financial Officer while the Company’s Board of Directors conducts a national search for a successor. Mr. Kitchen has served as Executive Vice President and Chief Financial Officer since December 2004 and as a member of the Company’s Board of Directors since February 2004. From July 2003 to November 2004, he was Investment Management Consultant at Equitas Capital Advisors, LLC. From November 1999 to January 2002, he was President of Avondale Industries, Inc., a shipbuilder. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Mr. Kitchen entered into employment and change of control agreements with the Company dated January 7, 2005, effective December 2, 2004, in connection with joining the Company as Executive Vice President and Chief Financial Officer in December 2004. The description of the agreements contained in Item 1.01 of the Company’s Form 8-K dated January 7, 2005, filed January 10, 2005, is incorporated herein by reference. The descriptions are not complete and are qualified in their entirety by the actual terms of the agreements, copies of which were filed as Exhibits 10.12 and 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2004, filed January 11, 2005. Mr. Kitchen entered into an employment agreement amendment dated March 13, 2006. A description of the amendment is contained in Item 1.01 of the Company’s Form 8-K dated March 13, 2006, filed March 14, 2006, and is incorporated herein by reference. A copy of the entire amendment was filed as Exhibit 10.1 to that same 8-K. It is anticipated that Mr. Kitchen’s agreements will be amended to reflect his new position, and that the amendment will include an increase in annual base salary to $550,000 at least for the period during which Mr. Kitchen serves as acting Chief Executive Officer; however, the final terms of the agreement have not been determined at this time.
Item 9.01 Financial Statements and Exhibits
     (c)   Exhibits

Exhibit
Number	Description
10.1	Retirement agreement dated June 6, 2006, between Stewart Enterprises, Inc. and Kenneth C. Budde

99.1	Press release by Stewart Enterprises, Inc. dated June 7, 2006, reporting the retirement of Kenneth C. Budde, President and Chief Executive Officer and the appointment of Thomas M. Kitchen, Chief Financial Officer, as acting Chief Executive Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
June 7, 2006	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Retirement agreement dated June 6, 2006, between Stewart Enterprises, Inc. and Kenneth C. Budde

99.1	Press release by Stewart Enterprises, Inc. dated June 7, 2006, reporting the retirement of Kenneth C. Budde, President and Chief Executive Officer and the appointment of Thomas M. Kitchen, Chief Financial Officer, as acting Chief Executive Officer